T. Rowe Price Index Funds

T. Rowe Price International Equity Index Fund

T. Rowe Price U.S. Bond Index Fund

Supplement to prospectus dated May 1, 2009

Important Information About

T. Rowe Price International Equity Index Fund

T. Rowe Price U.S. Bond Index Fund

Beginning on March 1, 2010, the T. Rowe Price International Equity Index Fund and the T. Rowe Price U.S. Bond Index Fund is each being offered through its separate, stand-alone prospectus. As a result, these two funds are no longer offered through the T. Rowe Price Index Funds prospectus and information about these two funds is no longer considered part of the T. Rowe Price Index Funds prospectus. If you are considering investing in either of these two funds, you should obtain a copy of its current separate prospectus.

To obtain the current prospectus for the T. Rowe Price International Equity Index Fund or the T. Rowe Price U.S. Bond Index Fund, please call us at 1-800-225-5132 or visit us online at troweprice.com/prospectusesandreports.

The date of this supplement is March 1, 2010

C50-041 3/1/10